UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07 Submission of Matters to a Vote of Security Holders.

Republic Bancorp, Inc. held its Annual Meeting of Shareholders on Thursday, April 20, 2017 (“Annual Meeting”). The following matters were voted upon:

(1)	Election of Directors;
(2)	Say on Pay – An advisory vote on the approval of named executive officer compensation;
(3)	Say When on Pay – An advisory vote on the approval of the frequency of shareholder votes on executive compensation; and
(4)	Ratification of Crowe Horwath LLP as the independent registered public accountants for the year ending December 31, 2017.

The final number of votes cast with respect to each matter is set out below:

(1)	Election of Directors:

		Votes	Broker
Nominee	Votes For	Withheld	Non Votes
Craig A. Greenberg	32,900,079	2,346,901	2,732,450
Michael T. Rust	35,010,592	236,388	2,732,450
R. Wayne Stratton	34,830,294	416,686	2,732,450
Susan Stout Tamme	34,692,171	554,809	2,732,450
A. Scott Trager	34,958,465	288,515	2,732,450
Steven E. Trager	34,733,007	513,973	2,732,450
Mark A. Vogt	34,923,377	323,603	2,732,450

(2)	Say on Pay – An advisory vote on the approval of named executive officer compensation:

For	35,119,965
Against	67,909
Abstain	59,105
Broker Non Vote	2,732,450

(3)	Say When on Pay – An advisory vote on the approval of the frequency of shareholder votes on executive compensation:

One Year	3,105,838
Two Years	30,601,498
Three Years	1,477,567
Abstain	62,076

A majority of the votes cast by shareholders voted, on an advisory basis, to approve the recommendation of the Company’s board of directors to hold an advisory vote to approve executive compensation every two years. In line with this recommendation by our shareholders, the Company has determined that it will include an advisory shareholder vote on executive compensation in its proxy materials every two years until the next required advisory vote on the frequency of shareholder votes on executive compensation.

(4)	The ratification of Crowe Horwath LLP as the independent registered public accountants for the year ending December 31, 2017:

For	37,847,682
Against	123,156
Abstain	8,592
Broker Non Vote	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: April 21, 2017	By:	/s/ Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer